EXHIBIT 10.101

October 18, 1993


Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

     Re:  Josephine Chaus Demand Note with principal amount of $1,520,216

Ladies and Gentlemen:

Reference is hereby made to the Demand Note (the "Demand Note"), dated June 30, 1993, of Bernard Chaus, Inc. (the "Company") in the principal amount of One Million Five Hundred and Twenty Thousand Two Hundred Sixteen Dollars ($1,520,216) held by me.

This letter confirms our agreement that the Demand Note was converted into two promissory notes, each dated August 1, 1993. The first promissory note (the "Promissory Note") shall be in the principal amount of One Million Three Hundred and Eleven Thousand Five Hundred Dollars ($1,311,500) and shall bear interest at the rate of 10% per annum from and after July 1, 1993, such principal and interest to be due and payable on July 1, 1994. The second promissory note shall be in the principal amount of Two Hundred and Eight Thousand Seven Hundred Sixteen Dollars ($208,716) and shall bear interest at the rate of 10% per annum from and after July 1, 1993, such principal and interest to be due and payable on July 1, 1994.

If this letter accurately reflects your understanding of our agreement, please execute two copies of the letter and return them to the undersigned.


 This agreement shall be governed by the laws of the State of New York.

Very truly yours,


Josephine Chaus


Accepted and Agreed, effective as of the 18th day of October, 1993.

For: BERNARD CHAUS, INC.


By:____________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary

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October 18, 1993


Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

     Re:  Estate of Bernard Chaus Demand Note with principal amount of
          $1,520,216

Ladies and Gentlemen:

Reference is hereby made to the Demand Note (the "Demand Note"), dated June 30, 1993, of Bernard Chaus, Inc. (the "Company") in the principal amount of One Million Five Hundred and Twenty Thousand Two Hundred Sixteen Dollars ($1,520,216) held by the Estate of Bernard Chaus.

This letter confirms our agreement that the Demand Note was converted into three promissory notes, each dated August 1, 1993. The first promissory note (the "Primary Promissory Note") shall be in the principal amount of One Million Dollars ($1,000,000) and shall bear interest at the rate of 10% per annum from and after July 1, 1993, such interest to be payable on July 1, 1994. The principal amount of the Primary Promissory Note shall be payable as follows:
Five Hundred Thousand Dollars ($500,000) on November 15, 1993; Two Hundred Fifty Thousand Dollars ($250,000) on February 15, 1994; and Two Hundred Fifty Thousand Dollars ($250,000) on August 15, 1994. The second promissory note (the "Secondary Promissory Note") shall be in the principal amount of Three Hundred and Eleven Thousand Five Hundred Dollars ($311,500) and shall bear interest at the rate of 10% per annum from and after July 1, 1993, such principal and interest to be due and payable on July 1, 1994. Interest accruing after June 30, 1993 on the Primary Promissory Note, together with accrued interest in the amount equal to Two Hundred and Eight Thousand Seven Hundred Sixteen Dollars ($208,716) shall be converted into a promissory note which shall bear interest at the rate of 10% per annum from and after July 1, 1993, such principal and interest to be due and payable on July 1, 1994.

If this letter accurately reflects your understanding of our agreement, please execute two copies of the letter and return them to the undersigned.

This agreement shall be governed by the laws of the State of New York.


Very truly yours,


_______________________________         ______________________________
Josephine Chaus, Executrix                   Daniel Rosenbloom, Executor
Estate of Bernard Chaus                 Estate of Bernard Chaus


Accepted and Agreed, effective as of the 18th day of October, 1993.

For: BERNARD CHAUS, INC.


By:____________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary